                                                                   EXHIBIT 10.11

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES AND BLUE SKY LAWS RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT IS PROVIDED TO THE COMPANY IN CONNECTION THEREWITH.


                               US DATAWORKS, INC.
                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

$1,353,000                                                          July__, 2003
                                                                  Houston, Texas

         1. PRINCIPAL AND INTEREST.

                  1.1 US Dataworks, Inc., a Nevada corporation (the "COMPANY"), for value received, including, without limitation, the delivery by Holder (as defined below) for cancellation of the Company demand promissory notes scheduled at EXHIBIT A hereto, hereby promises to pay to the order of Charles Ramey (the "HOLDER") the amount of One Million Three Hundred Fifty Three Thousand Dollars ($1,353,000). This Convertible Subordinated Promissory Note (the "NOTE") shall be subject to the terms and conditions of a certain Note and Warrant Agreement, entered into of even date herewith (the "NOTE AND WARRANT AGREEMENT") by and between the Company and the Holder. Terms used herein and not otherwise defined shall have the meanings given to them in the Note and Warrants Agreement.

                  1.2 This Convertible Subordinated Promissory Note (the "NOTE") shall bear interest at the lower of (i) seven percent (7%) per annum or (ii) the highest interest rate permitted by applicable law from the date of issuance of this Note until repayment of the Note or conversion of the Note as set forth in
Section 5 hereof. Interest on this Note shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed. All of the outstanding principal balance and any accrued and unpaid interest under this Note shall be due and payable on Holder's demand on the date that is twelve (12) months from the date hereof (the "DEMAND DATE"). Commencing on the Demand Date, all principal and accrued interest hereunder shall be payable upon demand. All outstanding principal will continue to accrue interest until all of the outstanding principal balance and any accrued but unpaid interest is paid in full.

                  1.3 Upon conversion of the principal and accrued interest hereunder into the next series of Company preferred stock (referred to herein for convenience as the "SERIES C PREFERRED STOCK") or common stock of the Company (the "COMMON STOCK") pursuant to Section 5 hereof, this Note shall be terminated in its entirety and surrendered to the Company for cancellation.

         2. EVENTS OF DEFAULT.

         If any of the events specified in this Section 2 shall occur (herein individually referred to as an "EVENT OF DEFAULT"), the Holder of the Note may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable, by notice in writing to the
Company:

                  2.1 Default in the payment of the principal and accrued interest of this Note when due and payable if such default is not cured by the Company within ten (10) days after the Holder has given the Company written notice of such default;

                  2.2 The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal bankruptcy laws, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action;

                  2.3 If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated;

                  2.4 Any declared default of the Company under any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by the holder;

                  2.5 Failure by the Company to observe or perform any obligations of the Company to the Holder of this Note on or with respect to the transaction evidenced by this Note; or

                  2.6 The institution of any proceeding for the dissolution or termination of the Company voluntarily, involuntarily, or by operation of law.

         3. SUBORDINATION.

         The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

                  3.1 SENIOR INDEBTEDNESS. As used in this Note, the term "SENIOR INDEBTEDNESS" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company (whether or not secured), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

                  3.2 DEFAULT ON SENIOR INDEBTEDNESS. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Company, or if this Note shall be declared due and payable upon the occurrence of an Event of Default with respect to any Senior Indebtedness, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an Event of Default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such Event of Default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such Event of Default, the maturity of such Senior Indebtedness shall not have been accelerated.

                  3.3 EFFECT OF SUBORDINATION. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 3 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this Section 3 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

                  3.4 SUBROGATION. Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 3.2 above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 3 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

                  3.5 UNDERTAKING. By its acceptance of this Note, the Holder agrees to execute and deliver such documents, in such form and having such terms as are reasonably acceptable to the Holder, as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 3.

                  4. PREPAYMENT. The Company may prepay this Note prior to the Demand Date only with the express written consent of the Holder. The company shall pay to the Holder, in addition to any outstanding principal balance and accrued and unpaid interest, a prepayment penalty equal to fifteen percent (15%) of the outstanding principal balance.

         5. CONVERSION.

                  5.1 AUTOMATIC CONVERSION. Subject to Section 21, below, this Note shall automatically convert:

                           (a) In the event the Company conducts a sale of
Series C Preferred Stock with aggregate gross proceeds received, or to be received, by the Company of at least Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "SERIES C FINANCING") prior to the Demand Date, then the outstanding principal and accrued interest hereunder shall be automatically converted into that number of fully paid and non-assessable whole shares of Series C Preferred Stock, determined in accordance with Section 5.3 hereof at the Series C Conversion Price (hereinafter defined) concurrently with the closing of the Series C Financing. Upon such conversion, this Note shall be canceled.

                           (b) In the event of a Change of Control (hereinafter
defined) prior to the Demand Date, then the outstanding principal and accrued interest hereunder shall be automatically converted into that number of fully paid and non-assessable whole shares of Common Stock (if the Company has not conducted any sale of Series C Financing prior to the Change of Control), determined in accordance with Section 5.3 hereof at the Common Stock Conversion Price (hereinafter defined) immediately prior to the consummation of the Change of Control. Upon such conversion, this Note shall be canceled.

         For purposes hereof, the term "CHANGE OF CONTROL" shall mean the sale, conveyance or other disposition of all or substantially all of the Company's property, voting stock or business or the Company's merger with or into or consolidation with any other corporation, limited liability company or other entity (other than a wholly owned subsidiary of the Company), provided that the term "Change of Control" shall not include (a) a merger of the Company effected exclusively for the purpose of changing the domicile of the Company, (b) an equity financing in which the Company is the surviving corporation, (c) a transaction in which the stockholders of the Company immediately prior to the transaction own fifty percent (50%) or more of the voting power of the surviving corporation following the transaction.

                  5.2 VOLUNTARY CONVERSION. At Holder's option and following the date hereof, at Holder's sole discretion but subject to Section 21, below, all or a portion of the outstanding principal and accrued interest hereunder may be converted into that number of fully paid and non-assessable whole shares of Common Stock determined in accordance with Section 5.3 hereof at the Common Stock Conversion Price. Upon conversion, this Note shall be canceled.

                  5.3 SHARES ISSUABLE. The number of whole shares of Series C Preferred Stock or Common Stock into which this Note shall be converted pursuant to Sections 5.1 and 5.2 hereof shall be determined by dividing (a) the aggregate principal amount of this Note, together with all accrued interest to the date of conversion, by (b) the purchase price of (i) one share of Series C Preferred Stock, as determined by the price per share paid by third party investors at the initial closing of the Series C Financing (the "SERIES C CONVERSION PRICE") (as adjusted for stock splits, stock dividends, combinations and the like), or (ii) the lesser of: (y) sixteen cents ($0.16) per share, or (z) the closing bid price on the trading day immediately prior to the date of the Change of Control or the date of Holder's notice of voluntary exercise of the Note (as applicable). For the purposes of this section, as may be applicable, the closing bid price of the Common Stock shall be the closing bid price as reported by the American Stock Exchange or other national stock exchange then carrying the listing of the Company's Common Stock.

                  5.4 CONVERSION PROCEDURES. Holder may convert this Note, subject to Section 21, below, in the following manners:

                           (a) AUTOMATIC CONVERSION PROCEDURE.

                                (i) Within ten (10) business days prior to the
consummation of the Series C Financing, the Company shall send written notice to the Holder of this Note, at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder of the impending Series C Financing. Within two (2) business days after the Company closes the Series C Financing, written notice shall be delivered to the Holder of this Note at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder that the Series C Financing has occurred, notifying the Holder of the conversion effected, specifying the Conversion Price, the principal amount of the Note and accrued interest that was converted, the date on which such conversion occurred, and calling upon such Holder to surrender the Note to the Company in the manner and at the place designated.

                                (ii) Within twenty (20) business days prior to a
Change of Control, the Company shall send written notice to the Holder of this Note, at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder of the impending Change of Control. Written notice shall be delivered by the Company to the Holder of this Note at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, ten (10) days prior to the Change of Control, notifying holder that a Change of Control will be occurring, notifying the Holder of the conversion effected, specifying the Conversion Price, the principal amount of the Note and accrued interest that was converted, the date on which such conversion occurred, and calling upon such Holder to surrender the Note to the Company in the manner and at the place designated.

                           (b) VOLUNTARY CONVERSION PROCEDURE. At any time
following the date hereof, Holder may, in his sole discretion, deliver written notice to the Company, at the address of the Company's principal executive office, of the Holder's intent to convert the outstanding principal amount of this Note and accrued interest to the date of such conversion (or any portion thereof) into shares of Common Stock at the Common Stock Conversion Price. In connection with giving such notice, Holder shall surrender the Note to the Company.

                  5.5 DELIVERY OF STOCK CERTIFICATES. Upon the conversion of this Note and return of the original Note to the Company, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of whole shares of Series C Preferred Stock or Common Stock, as applicable, issuable upon such conversion.

                  5.6 LEGENDS. Unless subject to an effective registration statement filed with the United States Securities and Exchange Commission, the stock certificate or certificates issued or issuable upon conversion of this Note shall be subject to a stop transfer order and the certificate or certificates evidencing such securities shall bear the following legend:

                           (a) The following legend under the Act:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR UPON EVIDENCE REASONABLY SATISFACTORY TO US DATAWORKS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER APPLICABLE EXEMPTION."

                           (b) Such other legends as may be required under state
or federal securities laws as determined in the opinion of Company counsel.

                  5.7 NO FRACTIONAL SHARES. No fractional shares of Series C Preferred Stock or Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder in cash the amount of outstanding principal hereunder that is not so converted.

         6. RESERVATION OF STOCK ISSUABLE UPON CONVERSION.

         In the event of a Series C Financing, the Company shall at all times immediately prior to the consummation of any such Series C Financing reserve and keep available from its authorized and unissued shares of Series C Preferred Stock and Common Stock (issuable upon conversion thereof), solely for the purpose of effecting the conversion of the Note, such number of its shares of Series C Preferred Stock and Common Stock, as applicable (and shares of Common Stock issuable upon conversion thereof), as shall from time to time be sufficient to effect the conversion of the Note; and if at any time following any such Series C Financing the number of authorized but unissued shares of Series C Preferred Stock or Common Stock, as applicable (and shares of Common Stock issuable upon conversion thereof), shall not be sufficient to effect the conversion of the entire outstanding principal amount of and accrued interest on this Note, in addition to such other remedies as shall be available to the Holder of this Note, the Company will promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series C Preferred Stock or Common Stock, as applicable (and shares of Common Stock issuable upon conversion thereof), to such number of shares as shall be sufficient for such purposes.

         7. ASSIGNMENT.

         Subject to the restrictions on transfer described in Section 9 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Effective upon any such assignment, the person or entity to which such rights, interests, and obligations were assigned shall have and exercise all of the Holder's rights, interests and obligations hereunder as if such person or entity were the original Holder of this Note.

         8. WAIVER AND AMENDMENT.

         Any provision of this Note may be amended, waived, or modified upon the written consent of the Company and Holder.

         9. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE UPON CONVERSION HEREOF.

         With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel in a form reasonably satisfactory to the Company's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         10. NOTICES.

         All notices and other communications required or permitted hereunder shall be in writing, and may be delivered in person, by telecopy, electronic mail, overnight delivery service or United States mail, in which event they may be mailed by first class, certified or registered, postage prepaid, addressed
(i) if to Holder, at the address that such Holder shall have furnished to the Company in writing, with a copy to such Holder's counsel at the address that shall have been furnished to the Company, or (ii) if to the Company, at its address set forth on the signature page hereto, or at such other address as the Company shall have furnished to the Holder in writing. All such notices and other communications shall be deemed received (i) in the case of personal delivery, telecopy and electronic mail, on the date of such delivery (ii) in the case of overnight delivery service, on the date of such delivery, and in the case of mailing, on the third (3rd) business day following the date of such mailing if sent to a U.S. address and on the seventh (7th) business day following the date of such mailing if sent to an address outside the U.S.

         11. NO SHAREHOLDER RIGHTS.

         Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Series C Preferred Stock or Common Stock, as applicable (or Common Stock issuable upon conversion thereof), obtainable hereunder until, and only to the extent that, this Note shall have been converted.

         12. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, excluding that body of law relating to conflict of laws.

         13. CHARGES, TAXES AND EXPENSES.

         Issuance of a certificate for shares of the Series C Preferred Stock or Common Stock upon the conversion of this Note shall be made without charge to the Holder for any issue or other incidental expense in respect of the issuance of such certificate, all of which expenses shall be paid by the Company, and such certificate shall be issued in the name of the Holder.

         14. LOSS, THEFT OR DESTRUCTION OF NOTE.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver a new Note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such Note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

         15. USURY.

         This Note is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or thereby, or otherwise, shall the amount paid or agreed to be paid to the Holder hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision hereof or of this Note or any other such agreement involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, IPSO FACTO, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Holder that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or
(ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this Section 15 shall never be superseded or waived and shall control every other provision of this Note and all other agreements between the Company and the Holder.

         16. ISSUE DATE.

         The provisions of this Note shall be construed and shall be given effect in all respects as if this Note had been issued and delivered by the Company on the earlier of the date hereof or the date of issuance of any Note for which this Note is issued in replacement. This Note shall be binding upon any successors or assigns of the Company.

         17. HEADING; REFERENCES.

         All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

         18. DELAYS.

         No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right.

         19. SEVERABILITY.

         If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         20. NO IMPAIRMENT.

         The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

         21. SHAREHOLDER APPROVAL.

         This Note may not be converted, whether automatically or voluntarily by the Holder, and no Series C Preferred Stock or Common Stock may be issued in contemplation of this Note's conversion without first obtaining the approval of the Company's voting shareholders to such conversion and issuance in accordance with the rules of the American Stock Exchange or any other market rules with which the Company shall be required to comply at the time of such issuance or exercise.

         IN WITNESS WHEREOF, the Company has caused this Note to be issued this 10 day of July, 2003.

                                             US DATAWORKS, INC.



                                             By: /S/ TERRY STEPANIK
                                                 ------------------------

                                             Title: PRESIDENT AND COO
                                                 ------------------------

                                             5301 Hollister Road, Suite 250
                                             Houston, TX 77040

                                             Tel.: (713) 934-3855


                                             Fax:
                                                 ------------------------

                                    EXHIBIT A


                               US DATAWORKS, INC.
                      CHARLES E. RAMEY--7% PROMISSORY NOTES
                       FOR THE PERIOD ENDED MARCH 31, 2003



                            Date                        Amount
                        12/13/2001                        $50,000
                          1/9/2002                         50,000
                          3/7/2002                        150,000
                         3/21/2002                         50,000
                          5/2/2002                         75,000
                         5/22/2002                        100,000
                         7/26/2002                        150,000
                          8/9/2002                         65,000
                        12/12/2002                         70,000
                        12/16/2002                        250,000
                        12/31/2002                        120,000
                          2/7/2003                        103,000
                         2/13/2003                        120,000
                                                       -----------
                             TOTAL                     $1,353,000
                                                       ===========